EXHIBIT 10(m)(vi)
EXECUTION COPY
CONSENT AND WAIVER, dated as of June 12, 2009 (this “Consent”), to the Amended and Restated Credit Agreement, dated as of January 12, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Liz Claiborne, Inc., Mexx Europe B.V., Liz Claiborne Canada Inc., the other Loan Parties from time to time party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and US Collateral Agent, J.P. Morgan Europe Limited, as European Administrative Agent and European Collateral Agent, JPMorgan Chase Bank, N.A., Toronto Branch, as Canadian Administrative Agent and Canadian Collateral Agent, Bank of America, N.A. and SunTrust Bank, as Syndication Agents, and Wachovia Bank, National Association, as Documentation Agent.
W I T N E S S E T H:
WHEREAS, the Borrowers, the Lenders, the Syndication Agents, the Documentation Agent, the Administrative Agent, the European Administrative Agent and the Canadian Administrative Agent are parties to the Credit Agreement;
WHEREAS, the Company has requested that the Administrative Agent, with the consent of the Required Lenders, permit the Company to issue and sell (the “Offering”) its convertible debt securities in an aggregate face amount of up to $145,000,000 (the “Convertible Securities”); to purchase call options (the “Call Options”) with respect to shares of its common stock as a hedge of its obligations under the Convertible Securities; to sell warrants (the “Warrants”) with respect to shares of its common stock with a higher strike price in connection therewith; and to exercise any rights and perform any of its obligations under any of the Convertible Securities, the Call Options, the Warrants and any related agreements or undertakings, including without limitation any obligation of the Company pursuant to any conversion, exercise or termination thereof, and any payment, prepayment or delivery with respect thereto, whether at maturity or upon conversion, exercise or termination thereof, and whether in cash or through the issuance or delivery of shares of its common stock or any combination thereof (all of the foregoing, collectively, the “Convertible Transactions”);
WHEREAS, in connection with the Offering, the Borrowers have requested that the Lenders waive compliance with certain terms in the Credit Agreement in the manner provided for herein; and
WHEREAS, the Administrative Agent and the Lenders are willing to consent to the Offering and the Convertible Transactions and agree to the requested waivers subject to the provisions of this Consent;
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein which are defined in the Credit Agreement are used herein as therein defined.
2. Consent and Waiver. Notwithstanding anything to the contrary set forth in the Credit Agreement, the Lenders hereby consent to the Offering and the Convertible Transactions and waive any violations of Sections 6.01, 6.02 (solely to the extent resulting from the existence of the Call Options) 6.04, 6.05 (solely to the extent resulting from the sale of the Warrants), 6.08 and 6.09 of the Credit Agreement that might otherwise result therefrom (it being understood that the consummation of the Offering and the Convertible Transactions shall be deemed not to utilize any baskets set forth in such

Sections); provided that no Default or Event of Default shall have occurred and be continuing immediately prior to, or result from, the consummation of the Offering (after giving effect to this Consent).
3. Representations and Warranties. The Borrowers hereby represent that as of the Effective Date (as defined below) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects as if made on and as of such date (it being understood and agreed that any representation or warranty that by its terms is made as of a specific date shall be required to be true and correct in all material respects only as of such specified date), and no Default or Event of Default has occurred and is continuing.
4. Effectiveness of Consent. This Consent shall become effective on and as of the date (such date the “Effective Date”) of satisfaction of the following conditions:
(a) execution and delivery of this Consent by the Borrowers, the other Loan Parties, the Administrative Agent and the Required Lenders;
(b) to the extent the issuance of the Convertible Securities is consummated on or prior to the Effective Date, the Administrative Agent shall have received an executed copy of all material agreements or instruments governing or evidencing any of the Convertible Securities, all in form and substance reasonably acceptable to the Administrative Agent; and
(c) receipt by the Administrative Agent of all fees and expenses reimbursable under Section 7 below for which invoices have been presented (including the reasonable fees and expenses of legal counsel).
5. Conditions Subsequent. The Borrowers acknowledge and agree that this Consent shall terminate and be of no further force and effect on the earlier of (a) August 31, 2009 if the issuance of the Convertible Securities shall not have been consummated on or prior to such date on terms reasonably satisfactory to the Administrative Agent and (b) the date that is 3 days following receipt by the Company or any of its Subsidiaries of the Net Proceeds of such issuance if the Loans shall not have been repaid during such period in an amount equal to (i) the amount of such Net Proceeds, less (ii) the portion of the cost of the Call Options that is not offset by the net proceeds of the Warrants (or, if less, the aggregate principal amount of Loans outstanding on such date), without any corresponding reduction in the Commitments.
6. Reconfirmation. Each of the Loan Guarantors party hereto hereby (a) consents to the transactions contemplated by this Consent and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Credit Agreement and the other Loan Documents are, and shall remain, in full force and effect after giving effect to this Consent and all previous amendments to the Credit Agreement.
7. Expenses. The Borrowers agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Consent, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
8. Effect. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Documents shall remain unamended and not waived and shall continue to be in full force and effect.

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9. Counterparts. This Consent may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.
10. Severability. Any provision of this Consent which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
11. Integration. This Consent and the other Loan Documents represent the entire agreement of the Loan Parties, the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the European Administrative Agent, the Canadian Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
12. GOVERNING LAW. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS LIZ CLAIBORNE, INC.
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President, Chief Legal Officer General Counsel and Secretary
LIZ CLAIBORNE CANADA, INC.
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Director
MEXX EUROPE B.V.
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

LOAN PARTIES LIZ CLAIBORNE, INC.
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President, Chief Legal Officer, General Counsel and Secretary

LIZ CLAIBORNE CANADA INC.
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Director

MEXX EUROPE B.V.
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

C&C CALIFORNIA, INC.
JUICY COUTURE, INC.
SKYLARK SPORT MARKETING CORPORATION
DB NEWCO CORP.
NONEE I HOLDING, LLC (f/k/a ENYCE HOLDING LLC)
NONEE I, LLC (f/k/a ENYCE, L.L.C.)
HAVANA LLC
KATE SPADE LLC
L. C. AUGUSTA, INC.
L.C. CARIBBEAN HOLDINGS, INC.
LC LIBRA, LLC
L.C. LICENSING, INC.
L.C. SERVICE COMPANY, INC.
L.C. SPECIAL MARKETS, INC.
LCI ACQUISITION U.S., INC.
LCI HOLDINGS, INC.
LCI INVESTMENTS, INC.
BOODLE, INC. (f/k/a LCI LAUNDRY, INC.)
LIZ CLAIBORNE ACCESSORIES, INC.
LIZ CLAIBORNE ACCESSORIES-SALES, INC.
LIZ CLAIBORNE COSMETICS, INC.
LIZ CLAIBORNE EXPORT, INC.
LIZ CLAIBORNE FOREIGN HOLDINGS, INC.
LIZ CLAIBORNE JAPAN, INC.
LIZ CLAIBORNE PUERTO RICO, INC.
LIZ CLAIBORNE SALES, INC.
LIZ CLAIBORNE SHOES, INC.
LUCKY BRAND DUNGAREES, INC.
LUCKY BRAND DUNGAREES STORES, INC.
MONET INTERNATIONAL, INC.
MONET PUERTO RICO, INC.
SEGRETS, INC.
WESTCOAST CONTEMPO PROMENADE, INC.
WESTCOAST CONTEMPO RETAIL, INC.
WESTCOAST CONTEMPO (U.S.A.) INC.

By:	/s/ Andrew C. Warren
	Name:	Andrew C. Warren
	Title:	Chief Financial Officer
SIGNATURE PAGE TO THE CONSENT

WESTCOAST CONTEMPO FASHIONS LIMITED
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX AUSTRIA GMBH
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX BELGIUM NV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX SCANDINAVIA FINLAND OY
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

RETRAIN NV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX BOUTIQUES SARL
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX DEUTSCHLAND GMBH
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX DIRECT GMBH & CO KG
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX HOLDING GMBH
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX MODEHANDELS GMBH
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

VERWALTUNGSGESELLSCHAFT MEXX DIRECT MBH
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX HELLAS EPE
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

GIVEN UNDER THE COMMON SEAL OF MEXX IRELAND LIMITED
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director

By:	/s/ Ivo Vliegen
	Name:	Ivo Vliegen
	Title:	Chief Financial Officer
SIGNATURE PAGE TO THE CONSENT

MEXX ITALY S.R.L.
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX LUXEMBOURG S.À.R.L.
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

LIZ CLAIBORNE 3 BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

LIZ CLAIBORNE 2 BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

MEXX EUROPE HOLDING BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

MEXX EUROPE INTERNATIONAL BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

MEXX GROUP BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

MEXX HOLDING INTERNATIONAL BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

MEXX HOLDING NETHERLANDS BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

MEXX NEDERLAND BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

MEXX NEDERLAND RETAIL BV
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

MEXX SCANDINAVIA AS
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX SOUTHERN EUROPE, S.L.
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX SCANDINAVIA AKTIEBOLAG
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX MODEHANDELS AG
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX SWITZERLAND GMBH
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX LIMITED
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

MEXX DIRECT HOLDING B.V.
By:	/s/ Gerard Johannes Berghuis
	Name:	Gerard Johannes Berghuis
	Title:	Managing Director
SIGNATURE PAGE TO THE CONSENT

JPMORGAN CHASE BANK, N.A., as Administrative Agent, US Collateral Agent and Lender
By:	/s/ Donna M. DiForio
	Name:	Donna M. DiForio
	Title:	Vice President
SIGNATURE PAGE TO THE CONSENT

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent and European Collateral Agent
By:	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President
SIGNATURE PAGE TO THE CONSENT

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Administrative Agent and Canadian Collateral Agent
By:	/s/ Dan Howat
	Name:	Dan Howat
	Title:	Senior Vice President
SIGNATURE PAGE TO THE CONSENT

SunTrust Bank, as Lender
By:	/s/ Patrick Wiggins
	Name:	Patrick Wiggins
	Title:	Vice President
SIGNATURE PAGE TO THE CONSENT

Bank of America, N.A., as Lender
By:	/s/ Christine Hutchinson
	Name:	Christine Hutchinson
	Title:	Principal
SIGNATURE PAGE TO THE CONSENT

Bank of America, N.A., as Lender
By:	/s/ Bernisi Morrin
	Name:	Bernisi Morrin
	Title:	VICE PRESIDENT LONDON BRANCH
SIGNATURE PAGE TO THE CONSENT

Bank of America, N.A., Canada branch, as Lender
By:	/s/ Medina Sales de Andrade
	Name:	Medina Sales de Andrade
	Title:	Vice President
SIGNATURE PAGE TO THE CONSENT

WACHOVIA BANK, NATIONAL ASSOCIATION, as Lender
By:	/s/ Susan T. Gallagher
	Name:	Susan T. Gallagher
	Title:	Director
SIGNATURE PAGE TO THE CONSENT

HSBC Business Credit (USA) Inc., as Lender
By:	/s/ Kysha A. Pierre Louis
	Name:	Kysha A. Pierre Louis
	Title:	Vice President
SIGNATURE PAGE TO THE CONSENT

BANQUE ARTESIA NEDERLAND N.V., as Lender
By:	/s/ W. Hulstein
	Name:	W. Hulstein
	Title:	Branch Manager

By:	/s/ A.J.J. Jacobs
	Name:	A.J.J. Jacobs
	Title:	Sr Account Manager
SIGNATURE PAGE TO THE CONSENT

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
By:	/s/ Jeffrey S. Ackerman
	Name:	Jeffrey S. Ackerman
	Title:	Senior Vice President

ISRAEL DISCOUNT BANK OF NEW YORK, as Lender
By:	/s/ Edward Behnen
	Name:	Edward Behnen
	Title:	AVP
SIGNATURE PAGE TO THE CONSENT